SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 19, 2002
                                                           -------------




                         Roberts Realty Investors, Inc.
             ------------------------------------------------------
                            (Exact name of registrant
                          as specified in its charter)




      Georgia                      001-13183              56-2122873
   -----------------------------------------------------------------------------

      (State or other             (Commission              (I.R.S. Employer
      jurisdiction of             File Number)            Identification No.)
      incorporation)




         8010 Roswell Road, Suite 120, Atlanta, Georgia           30350
---------------------------------------------------------     --------------
       (Address of principal executive offices)                 (Zip Code)




       Registrant's telephone number, including area code: (770) 394-6000
                                                           --------------



                                 Not Applicable
                 ---------------------------------------------
         (Former name or former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

            On June 18, 2002, upon the recommendation of our audit committee, the board of directors of Roberts Realty Investors, Inc. voted to dismiss Arthur Andersen LLP ("Arthur Andersen") as our independent auditors and appoint Deloitte & Touche, LLP ("Deloitte & Touche") to serve as our independent auditors for the current fiscal year, which ends on December 31, 2002. Pursuant to the board's action, the dismissal of Andersen and the appointment of Deloitte became effective on June 19, 2002.

            Arthur Andersen's reports on our consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

            During each of our two most recent fiscal years and through the date of this report: (a) there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years; and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

            We have provided Arthur Andersen with a copy of the foregoing statements. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 20, 2002, stating its agreement with these statements.

            During each of our two most recent fiscal years and through the date of this report, we did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

  (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

     Exhibit No.                Description
     -----------                -----------

         16.1 Letter of Arthur Andersen LLP dated June 20, 2002, to the Securities and Exchange Commission

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ROBERTS REALTY INVESTORS, INC.



                                            By:  /s/ Charles R. Elliott
                                                --------------------------------
                                                Charles R. Elliott,
                                                Chief Financial Officer

Dated June 20, 2002

                                     Exhibit Index

 Exhibit No.                       Description
------------                   -------------------

     16.1 Letter of Arthur Andersen LLP dated June 20, 2002, to the Securities and Exchange Commission